Exhibit G.1.b.i. – Material Amendments to Organizational Documents (KYN)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.

The Bylaws of Kayne Anderson Energy Infrastructure Fund, Inc. are hereby amended by adding a new Article XVI to read as follows:

ARTICLE XVI

MARYLAND CONTROL SHARE ACQUISITION ACT

Pursuant to a resolution adopted by the Board of Directors in accordance with Section 3-702(c)(4) of the MGCL, the Corporation is subject to Title 3, Subtitle 7 of the MGCL (the “Control Share Act”), which shall apply to any acquisition or proposed acquisition of shares of stock of the Corporation to the extent provided in the Control Share Act, subject to any limitations under the Investment Company Act. Notwithstanding the foregoing sentence, the Control Share Act shall not apply to the voting rights of the holders of any shares of preferred stock of the Corporation (but only with respect to such shares).

Effective Date: December 9, 2020